One test. Big picture. Brighter futures. October 29, 2024 GeneDx (Nasdaq: WGS) 3Q 2024 Earnings Presentation Exhibit 99.2

2 Disclaimer This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not relate to historical facts and events and such statements and opinions pertaining to the future that, for example, contain wording such as “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward- looking statements contained in this presentation may include, but are not limited to, statements about: our future performance and our market opportunity, our expectations regarding full year 2024 revenue, adjusted gross margin profile and cash burn in 2024. We cannot assure that the forward-looking statements in this presentation will prove to be accurate. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. The forward-looking statements and opinions contained in this presentation are based on our management’s beliefs and assumptions and are based upon information currently available to our management as of the date of this presentation and, while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to: (i) the ability to implement business plans, goals and forecasts, and identify and realize additional opportunities, (ii) the risk of downturns and a changing regulatory landscape in the highly competitive healthcare industry, (iii) the size and growth of the market in which we operate, (iv) our ability to pursue our new strategic direction, and (v) our ability to enhance our artificial intelligence tools that we use in our clinical interpretation platform. The information, opinions and forward-looking statements contained in this announcement speak only as of its date and are subject to change without notice. This presentation contains estimates, projections and other information concerning our industry, our business, and the markets for our products and services. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. While we believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic reports and other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. Except as required by law, we undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us are available www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at GeneDx Holdings Corp. 333 Ludlow Street, North Tower 6th Floor, Stamford, Connecticut, 06902. Our telephone number is 888-729-1206.

WGS Q3 2024 Results Third quarter 2024 revenue from continuing operations1 of $76.6M with 77% year-over- year revenue growth for exome and genome test revenue Achieved profitability milestone with third quarter adjusted net income1,2 of $1.2M Expanded third quarter 2024 adjusted gross margin1,2 to 64% Third quarter 2024 total cash burn of $5M; ending September 30, 2024 with cash, cash equivalents, marketable securities and restricted cash of $117.4M 1. Results from continuing operations, which representatives our ongoing business strategy, exclude any revenue and cost of goods sold of the exited Legacy Sema4 diagnostic testing business for the current and all comparative periods. Total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities. 2. Adjusted gross margin and adjusted net income are non-GAAP financial measure. For a reconciliation of GAAP and non-GAAP results, please refer to the reconciliation contained at the end of this earnings presentation. 3

4 77% Revenue – strong growth driven by high value whole exome and genome Revenue1 Q3 2024 Revenue from continuing operations $76.6M Growth year-over-year 52% Growth sequentially 11% Exome and genome test revenue $60.0M Growth year-over-year 77% Growth sequentially 18% Increase in 3Q24 exome/genome test result volume year-over-year; +7% sequentially 1. Total company revenues were $76.9M for the third quarter 2024. Results from continuing operations exclude the results of the exited Legacy Sema4 diagnostic testing business. Total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities. 46% Increase in 3Q24 exome/genome revenue year-over-year; +18% sequentially

5 Gross profit – expansion driven by mix shift, cost per test reductions and improved reimbursement Exome/genome can be the best test for patients. They are also best for our business. 33% Exome/genome test result volume Adjusted gross margins1 from continuing operations in 3Q24, up from 48% in 3Q23 and 62% in 2Q24 64% 1. Total company gross profit was $47.8M for the third quarter of 2024, and total company gross margin was 62%. Adjusted gross profit from continuing operations and adjusted gross margin for continuing operations exclude the results of the exited Legacy Sema4 diagnostic testing business as well as depreciation, amortization and stock-based compensation. Total company gross profit and company gross margin include GeneDx’s continuing operations and the financial impacts of exited Legacy Sema4 business activities. 2. Adjusted gross profit and adjusted gross margin are non-GAAP financial measures. For a reconciliation of GAAP and non-GAAP results, please refer to the reconciliation contained at the end of this earnings presentation. Gross Profit1 3Q24 QoQ Sequential YoY Adj. Gross Profit2 $49.3M 16% 103% Adj. Gross Margin %2 64% +276bps +1,607bps

6 Cash – balance sheet bolstered to execute growth strategy 1 $117M Cash, cash equivalents, marketable securities and restricted cash on hand at September 30, 2024 10 Consecutive quarters of cash burn reduction since acquiring GeneDx Net use of cash for the total company in Q3 Improvement in total company net cash burn rate year-over-year; improved 17% sequentially $5M 88%

2024 Guidance Update Drive full year 2024 revenues1 between $284 to $290 million (previous guidance was between $255 to $265 million) Expand full year 2024 adjusted gross margin2 profile to at least 62% (previous guidance was at least 60%) Use between $60 to $65 million of net cash for full year 2024 (previous guidance was between $65 to $70 million) 7 1. Revenue from continuing operations, which representatives our ongoing business strategy, exclude any revenue of the exited Legacy Sema4 diagnostic testing business for the current and all comparative periods. Total company results include GeneDx's continuing operations and the financial impacts of exited Legacy Sema4 business activities. 2. Adjusted gross profit is a non-GAAP financial measures. For a reconciliation of GAAP and non-GAAP results, please refer to the reconciliation contained at the end of this earnings presentation.

8 Appendix

GeneDx is a leader in improving health outcomes through genomic insights.

10 We address the costly and prolonged path to diagnosis Years of avoidable expenses and still no diagnosis A diagnosis after a long and expensive journey A fast and cost-effective diagnosis 1. Pre-exome standard of care 2. Exome as last resort 3. Exome-first model The diagnostic odyssey: Endless specialist visits, ongoing mismanagement of undiagnosed disease, and expensive, ineffective and often invasive diagnostic testing Undiagnosed, sick child Outcomes Exome Exome

Exome sequencing can break the cycle of misdiagnosis and uncertainty

Expedited Diagnoses

Starting with the most vulnerable patients

Patient → Tests ordered

Improved Outcomes

Rapid results ✓

Patient retention ✓

Patients connected ✓

Healthier patients ✓

Reduced Costs

$30,000 per case average savings[1*]

$6,800 savings per diagnosis[2†]

*In the NICU from reduced length of stay, unnecessary care (inpatient).
†When tested at first tertiary presentation for Pediatric Delay Disorder (outpatient).

References: 1. ScienceDaily. (2017, October 19). Rapid whole-genome sequencing of neonatal ICU patients is useful and cost-effective. ScienceDaily. 2. Tan TY, Dillon OJ, Stark Z, et al. Diagnostic Impact and Cost-effectiveness of Whole-Exome Sequencing for Ambulant Children With Suspected Monogenic Conditions. JAMA Pediatrics. 2017;171(9):855. doi:10.1001/jamapediatrics.2017.1755

11

GeneDx

Exome sequencing is a cost-effective solution to avoid the diagnostic odyssey

A look at the average diagnostic odyssey

- **3** misdiagnoses[1]
- **5** uninformative tests[3]
- **6+** years to an accurate diagnosis[2]
- **>$10k** in additional healthcare costs[3]
- **>70%** have a change in management with a genetic diagnosis[4]



1. Genetic Alliance UK. The Rare Reality 2016. Retrieved from: https://geneticalliance.org.uk/wp-content/uploads/2024/02/the-rare-reality-an-insight-into-the-patient-and-family-experience-of-rare-disease.pdf, on June 4, 2024
2. Global Genes. RARE Disease Facts. Retrieved from: www.globalgenes.org/rare-disease-facts/ on June 4, 2024
3. Soden SE, Saunders CJ, et al. Effectiveness of exome and genome sequencing guided by acuity of illness for diagnosis of neurodevelopmental disorders. Sci Transl Med. 2014 Dec 3;6(265):265ra168. doi: 10.1126/scitranslmed.3010076.
4. Fung JLF, Yu MHC, et al. A three-year follow-up study evaluating clinical utility of exome sequencing and diagnostic potential of reanalysis. NPJ Genom Med. 2020 Sep 10;5(1):37. doi: 10.1038/s41525-020-00144-x. PMID: 32963807

12

13 GeneDx offers leading exome and genome products • Genome sequencing – Analyzes the entirety of an individual’s DNA, which is known as the genome. The genome includes ~20,000 genes. • Exome sequencing – Analyzes the protein coding regions of the ~20,000 genes in an individual’s genome, which is known as the exome. The exome is thought to contain a majority of disease-causing genetic variants. Translating complex genomic data into definitive diagnoses for patients

Changing the perception of exome and genome sequencing GeneDx has spent over a decade solving for limitations of the past and differentiating our products Then GeneDx Now “I can get results in days to weeks”“These tests take months to get results” “These tests are wildly expensive” “Tests are affordable and widely covered” “Results are confusing and filled with useless information” “My patient can get a definitive diagnosis” Turnaround time Cost Interpretation 14

Patients we serve today are difficult to diagnose and have complex needs

Patients typically have 2+ of the indications below

- Congenital abnormalities (birth defects)
- Significant Intellectual disability
- Global developmental delay
- Seizures/epilepsy
- Failure to thrive or other growth concerns
- Autism spectrum disorder
- Complex neurodevelopmental disorder
- Severe neuropsychiatric condition
- Cerebral palsy
- Dysmorphic features
- Significant hearing or visual impairment
- Period of unexplained developmental regression
- Biochemical findings suggesting inborn error of metabolism
- Family history strongly suggestive of a genetic etiology



15

Exome sequencing offers greater diagnostic yields vs. other technologies


Developmental delay
Intellectual disability
Epilepsy
Autism spectrum disorder
Exome sequencing
36%2
24%7
16%2
Multigene panels
20-30%3-6
19%7
3-10%8
Chromosomal microarray
15-20%1
9%7
3%9
FMR1
0.45%1
N/A
1%9

1. Savatt JM et al. Front Pediatr. 2021;9:526779. 2. Srivastava S et al. Genet Med. 2019;21(11):2413–2421. 3. Pekeles H et al. Pediatr Neurol. 2019;92:32-36. 4. Stefanski A et al. Epilepsia. 2021;62(1):143-151. 5. Mellone S et al. Front Genet. 2022;13:875182. 6. Spataro N et al. Genes (Basel). 2023;14(3):708. 7. Sheidley BR et al. Epilepsia. 2022;63(2):375-387. 8. Ní Ghrálaigh F et al. J Autism Dev Disord. 2023;53(1):484-488. 9. Arteche-López A et al. Genes. 2021(12):560.

16

GeneDx is positioned to enable a data-informed future for healthcare.

Adults: $16B Expanding into adult markets to replace multi-gene panel and individual gene tests New market expansion enables us to serve more patients Rapidly growing patient opportunity and substantial cost savings via early screening Rare Disease & Pediatrics: $3B *Company Estimates supported by DefinitiveHC diagnosis data. Conservatively, our total addressable market is ~$30 billion.* Newborn Screening: $10B Currently participating in studies to evaluate exome and genome sequencing at birth 18 GeneDx is starting with a focus on rare disease and pediatrics and then expanding into larger markets

We're focused on the Rare Disease & Pediatrics market today



Rare Disease & Pediatrics: $3B

Rapidly growing patient opportunity and substantial cost savings via early screening

Inpatient

Target Clinicians:
- Geneticists
- Neonatologists

Products:
- Primarily rapid whole genome sequencing

Primary Clinical Indications:
- Unexplained critical illness
- Congenital anomalies



Inpatient
~1/3 of TAM
Outpatient
~2/3 of TAM

Outpatient

Target Clinicians:
- Geneticists
- Pediatric Neurologists
- Developmental Pediatricians
- Pediatricians (long-term)

Products:
- Primarily exome and growing genome

Primary Clinical Indications:
- Epilepsy
- Intellectual disability
- Developmental delay

*Company estimates supported by Definitive HC diagnosis data.

GeneDx

19

Confidential & Proprietary. Do Not Distribute. 20 Payor coverage for exome and genome sequencing is expanding Data through October 2024. 〉 GeneDx is contracted with over 80% of covered lives, including all large national commercial payers 〉Medicaid and commercial insurance coverage continues to grow for exome and genome o 30 states cover exome or genome sequencing • In Q3, Indiana, Texas, Connecticut, and Florida added or enhanced coverage for exome and/or genome sequencing o 14 states cover rapid genome sequencing o Biomarker bills are driving momentum in Medicaid coverage for exome and genome testing Medicaid Programs Covering Genetic Testing by Year 2015: First state Medicaid covers Exome 2021: First state Medicaid covers Rapid Testing 30 25 20 15 10 5 0 0 3 1 30 2015 2021 2024 Year Rapid Testing Exome or Genome Sequencing 22 14

21 Medicaid programs across the country are expanding access Whole Exome or Whole Genome Sequencing Rapid Genome Sequencing Both No Coverage Current Medicaid Coverage Landscape Data through October 2024. New or Enhanced Coverage

Medical practice guidelines recommend exome and genome sequencing for patients

ACMG
American College of Medical Genetics and Genomics

ACMG Practice Guideline[1]:

"Strong recommendation based on the available evidence to support the use of ES/GS as either a first- (or second-*) line test in patients …. ES/ GS demonstrates* clinical utility for the patients and their families with limited evidence for negative outcomes and the ever-*increasing emerging evidence of therapeutic benefit."*

National Society of Genetic Counselors

NSGC Guideline[2]:

"Recommending Exome Sequencing as a First-Tier Genetic Test for *Unexplained Epilepsies"*

AES
AMERICAN EPILEPSY SOCIETY

American Epilepsy Society:

"Exome or genome sequencing are favored for most scenarios, as they are more likely to provide a diagnosis."

1. Manickam K, McClain MR, Demmer LA, et al. Exome and genome sequencing for pediatric patients with congenital anomalies or intellectual disability: an evidence-based clinical guideline of the American College of Medical Genetics and Genomics (ACMG). Genet Med. 2021 Nov;23(11):2029-2037. doi: 10.1038/s41436-021-01242-6. Epub 2021 Jul 1.
2. Smith L, Malinowski J, Ceulemans S, et al. Genetic testing and counseling for the unexplained epilepsies: An evidence-based practice guideline of the National Society of Genetic Counselors. J Genet Couns. 2022 Oct 24. doi.org/10.1002/jgc4.1646

22

GeneDx

23 Pay-it-forward data strategy For every patient that we test, our underlying interpretation platform gets smarter, and we can offer more answers to more patients. The impact scales as we capture more and more of the market. Additional patients tested mproved interpretation platform ore underlying data ore answ ers for patients providers igher diagnostic y ield f ewer S Additional patients tested mproved interpretation platform ore underlying data ore answ ers for patients providers igher diagnostic yield fewer S

24 >700K sequenced exomes Data is at the center of our business Our huge dataset and intelligent interpretation platform set us apart and fuel innovation Simplifies complex genomic data Reduces variants of unknown significance Increases diagnostic yield Significant clinical and genomic data Fuels improved testing accuracy Advances science and powering future discoveries Advanced interpretation platform

25 Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Only 43% are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures.

26 Butler L. et al. Exome-based testing for patients with seizures: Advantages over panel-based testing. Poster presented at American Epilepsy Society Annual Meeting; December 2, 2023; Orlando, FL. Exome sequencing checks all 768 genes Only 43% are tested on many commercial epilepsy panels Common diseases are in fact a constellation of genetic diagnoses One example is epilepsy. At least 768 different genes are related to seizures.

Confidential & Proprietary. Do Not Distribute. 27 We are translating our leadership in exome and investing in a genome future We've improved solutions for our providers to deliver the best patient care Integrating with Epic Aura (2025) Expanding access by integrating into existing health system and provider workflows Improving WGS products Adding repeat expansions to increase diagnostic yield and decrease the need for follow-up testing Reducing rWGS turnaround time Written results in as soon as 5 days Expanding sample collection options Improving WGS accessibility with cheek swabs Epic and Aura are trademarks of Epic Systems Corporation

1 in 3 babies in the NICU is likely to have a genetic condition that could be diagnosed with rWGS[1]

Cost associated with NICU/PICU care for these babies with genetic disease is over 50% of the US pediatric inpatient health spend[2,3]

We are demonstrating the clinical and economic utility of rWGS through the SeqFirst study. In phase one of the SeqFirst study:

- 63% of infants had abnormal rapid WGS results, and 88% of these cases resulted in a change in management
- 90% of diagnoses made by WGS would not have been predicted by clinical features

GeneDx seqfirst



1. NICUSeq Study Group, Krantz ID, Medne L, et al. Effect of whole-genome sequencing on the clinical management of acutely ill infants with suspected genetic disease: a randomized clinical trial. JAMA Pediatr. 2021 Dec 1;175(12):1218-1226. doi: 10.1001/jamapediatrics.2021.3496
2. Dukhovny D and Zupanci JAF. Economic Evaluation With Clinical Trials in Neonatology. Neoreviews (2011) 12 (2): e69–e75 https://doi.org/10.1542/neo.12-2-e69
3. Gonzaludo N, Belmont JW, Gainullin VG, et al. Estimating the burden and economic impact of pediatric genetic disease. Genet Med. 2019 Aug;21(8):1781-1789. doi: 10.1038/s41436-018-0398-5

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Today, we shorten the diagnostic journey. Tomorrow, we hope to prevent it.

30 The GUARDIAN study is proving we can – and should – implement genomic newborn screening at scale Analysis of 4,000 healthy infants (ongoing study, >13,000 screened to date) Nearly 4% positive rate, and 92% of positives would not have been detected with traditional NBS Average age of diagnosis for these conditions is 7-11 years old GUARDIAN is using GeneDx genome sequencing to screen 100,000 newborns for 400+ actionable genetic conditions not currently included in traditional newborn screening Published in JAMA, the Journal of the American Medical Association, in October 2024, the first phase of the GUARDIAN study:

31 Accelerate drug discovery process Guide research & development Optimize clinical trials Improve understanding of disease Increase genetic diagnoses Expand drug market access GeneDx’s data-driven solutions help to advance new therapies across the drug development pipeline – quickly and more cost-effectively Utilize data to explore genetic associations, validate hypotheses, and advance scientific knowledge Quickly discover new biomarkers and drug targets for therapeutic development and understand real-world characteristics of patient populations with improved probability of success Leverage patient medical records to expedite natural history studies to submit to regulatory agencies quicker with increased likelihood of approval Quickly identify and recruit patients, stratify study populations and optimize trial design leading to shorter and less expensive trials Help to shorten the diagnostic odyssey for rare disease patients by facilitating access to genetic testing Better understand real-world treatment patterns and efficacy outcomes, connect with patients for post- market surveillance to analyze drug safety data

32 One test. Big picture. Brighter futures.

33 Reconciliation of Non-GAAP Financial Measures Adjusted Gross Profit and Adjusted Gross Margin Three months ended September 30, Three months ended June 30, 2024 2023 2024 GeneDx Legacy Sema4 Total GeneDx Legacy Sema4 Total GeneDx Legacy Sema4 Total Revenue $ 76,622 $ 252 $ 76,874 $ 50,350 $ 2,953 $ 53,303 $ 68,924 $ 1,590 $ 70,514 Cost of services 29,045 – 29,045 27,819 225 28,044 27,417 145 27,562 Gross profit $ 47,577 $ 252 $ 47,829 $ 22,531 $ 2,728 $ 25,259 $ 41,507 $ 1,445 $ 42,952 Gross margin 62% 100% 62% 45% 92% 47% 60% 91% 61% Reconciliations: Depreciation and amortization 1,495 – 1,495 1,613 – 1,613 808 – 808 Stock-based compensation 174 – 174 75 – 75 86 – 86 Restructuring charges 6 – 6 52 – 52 – – – Adjusted gross profit $ 49,252 $ 252 $ 49,504 $ 24,271 $ 2,728 $ 26,999 $ 42,401 $ 1,445 $ 43,846 Adjusted gross margin 64% 100% 64% 48% 92% 51% 62% 91% 62%

34 Reconciliation of Non-GAAP Financial Measures Adjusted Net Income Three months ended September 30, 2024 Net loss $ (8,312) Reconciliations: Depreciation and amortization expense 5,929 Stock-based compensation expense 3,636 Restructuring costs 369 Change in fair value of financial liabilities 880 Other (1,327) Adjusted net income $ 1,175